Members' Deficit	6 Months Ended
Jun. 29, 2013
Members' Deficit

7. Members’ Deficit

LLC Conversion (unaudited)

On May 31, 2013, the Company converted from a Delaware limited liability company into a Delaware corporation and changed the Company’s name from Gigamon LLC to Gigamon Inc. Effective May 31, 2013, all of the Company’s outstanding common units and preferred units were converted into shares of common stock and preferred stock. Immediately following the LLC Conversion, certain entities affiliated with Highland Capital Partners that held the Company’s Series A preferred stock were merged with and into the Company, and the entities affiliated with Highland Capital Partners that merged with and into the Company received preferred stock in exchange for their equity interests. Further, in connection with the LLC Conversion, Gigamon Systems LLC, the holder of all of the Company’s outstanding common units prior to the LLC Conversion, exchanged all of the interests that it held in the Company for 16,851,635 shares of the common stock of Gigamon Inc. In addition, all outstanding options to purchase shares in Gigamon Systems LLC were substituted for fully vested options to purchase 448,349 shares of the Company’s common stock, at a weighted average exercise price of $0.02 per share, for which the Company recognized related stock-based compensation expense of $8.5 million in the six months ended June 29, 2013. Additionally, the Company recorded a net adjustment to deferred income tax asset of $14.8 million and reclassified $24.0 million from accumulated deficit to additional paid-in capital.

Common Units

As of December 31, 2012, in accordance with the LLC Agreement, the Company was authorized to issue 33,333,333 common units at no par value. Each holder of common unit is entitled to one vote for each share of common unit held.

Redeemable Convertible Series A Preferred Units

The LLC Agreement authorized the Company to issue 8,109,848 Series A preferred units (“Series A”) at no par value. Upon the LLC Conversion, all of the then-outstanding Series A were converted into shares of Series A preferred stock. Furthermore, in connection with the closing of the Company’s IPO, all of the Company’s then-outstanding shares of Series A preferred stock were converted into shares of common stock on June 17, 2013 (the “Series A Conversion”). As of December 31, 2011 and 2012 and June 29, 2013, the Company had 8,109,847, 8,109,847 and zero (unaudited) Series A units outstanding, respectively.

The rights, privileges and restrictions of Series A as set forth in the LLC Agreement as in effect prior to the LLC Conversion are summarized as follows:

Voting

Each unit of Series A had voting rights equal to an equivalent number of common units into which it was convertible and voted together as one class with the common units.

Liquidation

Upon a liquidation or a deemed liquidation event, the Company was obligated to distribute the net proceeds or assets available for distribution, whether in cash or in other property, to the holders of Series A and common units as follows:

•	First, to the holders of Series A on a pari passu basis, and

•	Next, to the holders of common units, pro rata in proportion to the number of common units held by such holders.

A merger or consolidation of the Company into another entity in which the members of the Company would own less than 50% of the voting stock/units of the surviving company or the sale or transfer of substantially all of the assets would be deemed a liquidation of the Company.

Conversion

Each Series A unit was convertible into a common unit by dividing $2.81 by the conversion price in effect. The initial conversion price of $2.81 was subject to adjustments for subdivisions or combinations of common units, reclassification, exchange and substitution and dilutive issuances. As of December 31, 2011 and 2012, the conversion price in effect was the same as the issuance price. As such, the conversion as of December 31, 2011 and 2012 was 1-to-1.

Conversion was either at the option of the holder or was automatic upon the written consent of the requisite Series A Preferred Holders. “Requisite Series A Preferred Holders” was defined as holders of a majority of the Series A units then issued and outstanding, voting as a separate class.

Redemption

The holders of Series A units were entitled to elect to require the Company to purchase all of the outstanding Series A, after January 20, 2015, at $2.81 per unit plus accrued preferred return at 8% per annum, payable in three equal annual installments. Accordingly, the Company was accreting to the January 20, 2015 redemption value of $33.5 million. For the years ended December 31, 2010, 2011 and 2012 and the six months ended June 30, 2012 and June 29, 2013, the Company recorded $1.8 million, $2.0 million, $2.1 million, $1.0 million (unaudited), and $1.0 million (unaudited), respectively, for the accretion of the Series A units to their redemption value using the effective interest method. As redemption of Series A units was outside the control of the Company, all units have been presented outside of Members’ deficit in the Company’s consolidated balance sheets and consolidated statements of redeemable convertible preferred units and members’ deficit.

The Company initially recorded the Series A units at their issuance price net of issuance costs, which represented the carrying value. The difference between the initial carrying value of Series A units and their total redemption value was accreted from the issuance date through the first redemption date, January 20, 2015, using the effective interest rate method. The Company recorded accretion of issuance costs of $117,000, $119,000, $121,000, $60,000 (unaudited) and $56,000 (unaudited), respectively, for the years ended December 31, 2010, 2011 and 2012 and the six months ended June 30, 2012 and June 29, 2013.

Common Stock (unaudited)

The Company has authorized 1,000,000,000 shares of common stock, $0.0001 par value per share. Each holder of common stock is entitled to one vote for each share of common stock held. Cumulative voting for the election of directors is not provided in the Company’s amended and restated certificate of incorporation. The Company’s common stock is not entitled to preemptive rights, and is not subject to conversion, redemption or sinking fund provisions. Subject to preferences that may apply to any shares of preferred stock outstanding at the time, the holders of common stock are entitled to receive dividends out of funds legally available if the Board of Directors (the “Board”), in its discretion, determines to issue dividends and then only at the times and in the amounts that the Board may determine.

As of June 29, 2013 (unaudited), the Company had 30,475,787 shares of common stock issued and outstanding.

Preferred Stock (unaudited)

The Company has authorized 20,000,000 shares of undesignated preferred stock, $0.0001 par value per share. As of June 29, 2013 (unaudited), the Company had no shares of preferred stock issued or outstanding.

Treasury Units/Stock

During the year ended December 31, 2010, the Company repurchased 8,109,848 common units for a total of $22.8 million, of which $12.5 million was classified within members’ deficit. The repurchased units did not have any restrictions imposed by state law. Under the Unit purchase and redemption agreement dated January 15, 2010, the Company paid $2.81 for each common unit sold by Gigamon Systems members. The amount paid by the Company exceeded the $1.35 fair value price of one common unit. As all Gigamon Systems holders of common units were employees of the Company, excluding one outside investor who held 1,062,193 common units, the amount paid in excess of the common unit fair value was accounted for as compensation expense. As a result, stock-based compensation expense of $10.3 million was recorded during the year ended December 31, 2010.